Exhibit 99.2

Marlin Business Services Corp. Enters Into Definitive Agreement

To Be Acquired by Funds Managed By HPS Investment Partners LLC

Marlin Shareholders to Receive $23.50 per share in Cash Transaction

Marlin to Become a Privately Held Company Upon Completion of Transaction

Mount Laurel, N.J., April 19, 2021 – Marlin Business Services Corp. (NASDAQ: MRLN), a nationwide provider of capital solutions to small businesses (“Marlin” or the “Company”), today announced that it has entered into a definitive agreement in which HPS Investment Partners LLC (“HPS”) will, through its European Asset Value Funds, acquire all of the Company’s outstanding shares of common stock in an all cash transaction for $23.50 per share, as potentially subject to downward adjustment discussed below, which represents a 65% premium over the closing price of Marlin’s common stock of $14.24 on April 16, 2021.

HPS is a leading global investment firm with $68 billion of assets under management as of March 2021. HPS manages various strategies across the capital structure including through its European Asset Value Funds equipment leasing platforms with approximately $4 billion of leases.

Jeffrey A. Hilzinger, Marlin’s President and CEO, said, “We are pleased to have reached an agreement with HPS for the sale of Marlin, which will deliver significant value to our shareholders. After successfully executing the transformation of Marlin into a broad provider of credit products and services to small businesses over the last five years, and effectively navigating through the uncertainties of the pandemic, we believe that this transaction reflects Marlin’s intrinsic value and is the best opportunity to maximize shareholder value. We look forward to partnering with HPS to continue serving our partners and small business customers by providing fast and flexible financing solutions to meet their needs.”

The Company’s Board of Directors has unanimously approved the transaction. The closing of the transaction is subject to various customary closing conditions, including regulatory and shareholder approvals, as well as the condition that Marlin Business Bank effect a “de-banking” and cease operations as a bank. Subject to satisfaction of all closing conditions, which there can be no assurances will occur, the Company believes the transaction would likely close in the first quarter of 2022. In connection with the transaction, Red Mountain Capital Partners, and certain of its affiliates, have signed a Voting Agreement whereby Red Mountain Capital Partners has agreed to vote in favor of the transaction. The aggregate consideration paid by certain funds managed by HPS to Marlin shareholders may be reduced if the total costs in connection with the de-banking of Marlin Business Bank exceed $8 million. At this time, the Company does not expect this provision to have a material impact on the consideration received. Following the closing, Marlin will become a privately held company and shares of Marlin will no longer be listed on NASDAQ.

J.P. Morgan served as exclusive financial advisor and Mayer Brown served as legal counsel to the Company on the transaction. Skadden, Arps, Slate, Meagher & Flom LLP served as legal counsel to HPS.

Conference Call and Webcast

Marlin will host a conference call today at 10:00 a.m. ET to discuss the transaction. The conference call details are as follows:

Date:	Monday, April 19, 2021
Time:	10:00 a.m. Eastern Time / 7:00 a.m. Pacific Time
Dial-in:	1-877-407-0792 (Domestic) 1-201-689-8263 (International)
Conference ID:	13718477
Webcast:	http://public.viavid.com/index.php?id=144252

First Quarter 2021 Results

The Company expects to release its results of operations for the quarter ended March 31, 2021 on April 29, 2021, but will not conduct a conference call in connection with the release of its quarterly results.

About Marlin

Marlin is a nationwide provider of capital solutions to small businesses with a mission of helping small businesses fulfill their American dream. Our products and services are offered directly to small businesses and through financing programs with independent equipment dealers and other intermediaries. For more information about Marlin, visit marlincapitalsolutions.com or call toll free at (888) 479-9111.

Additional Information and Where to Find It

In connection with the proposed transaction, Marlin will file a proxy statement with the Securities and Exchange Commission (“SEC”). Shareholders are strongly advised to read the proxy statement and any other relevant documents filed with the SEC as they become available because they will contain important information about the proposed transaction. Shareholders may obtain a copy of the proxy statement when available along with other documents filed by the Company, free of charge, by accessing the SEC website at www.sec.gov or the Investors section of the Marlin website at www.marlincapitalsolutions.com, or by submitting a written request to the Company’s Corporate Secretary at Marlin Business Services Corp., c/o Corporate Secretary, 300 Fellowship Road, Mount Laurel, New Jersey, 08054.

Participants in Solicitation

The Company and its directors, executive officers, and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information regarding the interests of such directors and executive officers in the solicitation will be more specifically set forth in the proxy statement concerning the proposed transaction that will be filed with the SEC. In addition to the proxy statement, Marlin files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information at the SEC public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-3030 for further information on the public reference rooms. Marlin’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements represent only the company’s current beliefs regarding future events and are not guarantees of performance or results. All forward-looking statements (including statements regarding expectations of future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” “may,” “could”, “intend” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding, market, competitive, legal and/or regulatory factors, among others (including but not limited to the impact of the COVID-19 pandemic), affecting our business are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. Other factors that may cause actual results to differ from expected results include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the agreements with HPS; the risk that Marlin’s shareholders may not approve the merger; the risk that the necessary regulatory approvals for the merger may not be obtained or may be obtained subject to conditions that are not anticipated; the risk that Marlin will be unable to complete the surrender banking licenses and authority and termination of FDIC insured deposits of Marlin Business Bank within the time period required under the merger agreement, if at all; the risk that the costs associated with the surrender banking licenses and authority and repayment of FDIC insured deposits of Marlin Business Bank exceed the threshold amount set forth in the merger agreement and the consideration paid to Marlin’s shareholders is thus reduced; risks that HPS may not have sufficient funds to consummate the merger; risks that Marlin’s business may suffer as a result of uncertainties surrounding the proposed transaction; litigation or other legal proceedings relating to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; risks related to the disruption of management time from ongoing business operations due to the proposed transaction; the effect of the announcement of the proposed transactions on Marlin’s business plans, including the impact on Marlin’s relationships with, and ability to retain, partners, customers, regulators, and employees; and other risks to the consummation of the transaction, including the risk that the transactions will not be consummated within the expected time period or at all. More detailed information about these factors is contained under the headings “Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the United States Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are also available in the “Investors” section of our website. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to place undue reliance on such forward-looking statements.

Investor Contacts:

Mike Bogansky, Senior Vice President & Chief Financial Officer

856-505-4108

Lasse Glassen, Addo Investor Relations

lglassen@addoir.com

424-238-6249